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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 9, 2007

                         Global Aircraft Solutions, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                        000-28575                 84-1108499
 ----------------------          ----------------------         ------------
(State of Incorporation)        (Commission File Number)       (IRS Employer
                                                             Identification No.)

                         P.O. Box 23009 Tucson, AZ 85734
                     -----------------------------------
                    (Address of principal executive offices)

                                 (520) 294-3481
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              (Registrant's telephone number, including area code)


           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

ITEM 4.01. Changes in Registrant's Certifying Accountant

On July 2, 2007, the Audit Committee of the Board of Directors of Global Aircraft Solutions, Inc. (the "Registrant") voted to dismiss Moss Adams, LLP as the Registrant's independent registered public accountant. Moss Adams, LLP was notified of the dismissal on July 2, 2007. This dismissal followed the Audit Committee's search and receipt of proposals from other independent auditors to audit the Registrant's consolidated financial statements for the fiscal year ending December 31, 2007 and to begin a review of the Registrant's interim financial statements on Form 10-Q beginning with the quarter ending June 30, 2007. None of the reports of Moss Adams, LLP on the Registrant's financial statements for the year ended December 31, 2006 or the subsequent interim period through the date of this filing contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Since the retention of Moss Adams, LLP on January 9, 2007, and through July 2, 2007 there have been no disagreements with Moss Adams, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure involving Moss Adams' audit of the Registrant's consolidated financial statements on Form 10-K for the fiscal year ended December 31, 2006 or a review of the Registrants financial statements on Form 10-Q for the quarter ended March 31, 2007, which disagreements if not resolved to the satisfaction of Moss Adams, LLP would have caused them to make reference thereto in their reports on the financial statements of the Registrant for such years. Except as stated below with respect to Jetglobal, LLC there were no "reportable events" as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Item 304").

Management of the Registrant and Registrant's's independent registered public accountants, Moss Adams LLP, determined a material weakness associated with its accounting for Jetglobal, LLC. The material weakness is related to lack of sufficient control over the accounting and financial reporting relative to the equity accounting for it 30% owned investee, Jetglobal, LLC. The Registrant had previously had no access to financial data of this entity and did not receive data from the joint venture partner, which resulted in a lack of control to detect errors should they occur and untimely preparation of the financial statements.


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

On July 2, 2007, the Audit Committee of the Board of Directors of the Registrant engaged Daszkal Bolton, LLP ("DB") as the Registrant's independent auditors with respect to the audit of the Registrant's consolidated financial statements for the fiscal year ending December 31, 2007 as well as reviewing all interim financial filings beginning with the quarter ending June 30, 2007. The decision to engage DB was made by the Audit Committee of the Board of Directors. Neither the Registrant nor someone on behalf of the Registrant consulted with DB regarding any of the items listed in Item 304(a)(1)(v) of Regulation S-K.

The Registrant requested that Moss Adams, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Registrant. A copy of that letter, dated July 2, 2007, is filed as Exhibit 16.1 to this current report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(a)     None
(b)     None
(c)     Exhibits

Exhibit No.    Document
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16.1           Letter from Moss Adams, LLP to the Securities & Exchange
               Commission





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 9, 2007
                                         Global Aircraft Solutions, Inc.
                                         (Registrant)
                                  By:    /s/ John Sawyer
                                         --------------------------------------
                                         Name:       John Sawyer
                                         Title:      President

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